SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K




Date of Report (Date of earliest event reported)             June 9, 1997


                      Essex Hospitality Associates IV L.P.
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


                                    New York
--------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)


       33-96716                                            16-1485632
--------------------------                    ----------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


 100 Corporate Woods, Suite 300, Rochester, NY                       14623
-----------------------------------------------                    -----------
 (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:            (716) 272-2300
                                                             ------------------




                    An exhibit index is presented on page 2.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 9, 1997, the Registrant sold 1.05 limited partnership units of its interest in Essex Glenmaura L.P. (Glenmaura) for $105,000. The sale price per unit was the same as its original price per unit, $100,000. Prior to the sale of the 1.05 units, the Registrant had a 54% interest in Glenmaura, after the sale, the Registrant's interest in Glenmaura was reduced to 49.8%. Prior to the sale, the financial statements of the Registrant were consolidated with those of Glenmaura. As of December 31, 1996, the assets of Glenmaura represented 61% of the consolidated assets of the Registrant. After June 9, 1997, the Registrant will account for the its interest in Glenmaura by the equity method.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     The balance sheet of the Registrant as of June 30, 1997 is presented.

(c)     Exhibits

        None



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ESSEX HOSPITALITY ASSOCIATES IV L.P.
                                          (Registrant)

Dated:  August 12, 1997             By:  /s/ Lorrie L. LoFaso
                                         ------------------------------
                                         Lorrie L. LoFaso
                                         Vice President
                                         Essex Partners Inc.
                                         (Managing General Partner)



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

                      Essex Hospitality Associates IV L.P.
                                  Balance Sheet
                                  June 30, 1997
                                   (unaudited)




                                   ASSETS                                1997
                                   ------                                ----

Investments in real estate, at cost:
     Land                                                             $2,074,526
     Construction in progress                                          4,806,188
                                                                      ----------
                                                                       6,880,714
     Less accumulated depreciation                                             -
                                                                      ----------
       Net investments in real estate                                  6,880,714
                                                                      ----------

Investment in partnership                                                529,494

Cash and cash equivalents                                                 11,013

Deferred costs:
     Debt issuance                                                       610,147
     Franchise                                                            85,000
     Other                                                                73,224
                                                                      ----------
                                                                         768,371
     Less accumulated amortization                                       (97,840)
                                                                      ----------
                                                                         670,531
                                                                      ----------
Other assets                                                               8,411
                                                                      ----------
     Total assets                                                     $8,100,163
                                                                      ==========



                       LIABILIITIES AND PARTNERS' CAPITAL
                       ----------------------------------
Liabilities
     Accounts payable - construction                                  $1,566,637
     Accounts payable and accrued expenses                                     -
     Due to affiliate                                                    596,156
     Subordinated notes payable                                        5,298,000
     Construction loan payable                                                 -
     Notes payable                                                             -
                                                                      ----------
       Total liabilities                                               7,460,793
                                                                      ----------

Commitments and contingencies (note 5)

Partners' capital                                                        677,812
     Less notes receivable from partners                                 (38,442)
                                                                      ----------
       Total partners' capital                                           639,370
                                                                      ----------

Total liabilities and partners' capital                               $8,100,163
                                                                      ==========


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